UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 21, 2024:

1.

Unitil Corporation (the “Company” or the “Registrant”) entered into a Note Purchase Agreement with Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, Metlife Reinsurance Company of Hamilton, Ltd., and CoBank, ACB (the “Unitil Note Purchase Agreement”) pursuant to which it issued and sold $20,000,000 of 5.99% Senior Unsecured Notes, Series 2024, due August 21, 2034 (the “Unitil Notes”);

2.

Northern Utilities, Inc. (“Northern Utilities”), a natural gas distribution utility subsidiary of the Company, entered into a Note Purchase Agreement with Metropolitan Life Insurance Company, CoBank, ACB, Modern Woodmen of America, and Ameritas Life Insurance Corp. (the “Northern Utilities Note Purchase Agreement”) pursuant to which it issued and sold (i) $25,000,000 of 5.54% Senior Unsecured Notes, Series 2024A, due August 21, 2034 and (ii) $15,000,000 of 5.74% Senior Unsecured Notes, Series 2024B, due August 21, 2039 (collectively, the “Northern Utilities Notes”);

3.

Fitchburg Gas and Electric Light Company (“Fitchburg”), an electric and natural gas distribution utility subsidiary of the Company, entered into a Note Purchase Agreement with Metlife Reinsurance Company of Hamilton, Ltd., CoBank, ACB, Ameritas Life Insurance Corp., and Ameritas Life Insurance Corp. of New York (the “Fitchburg Note Purchase Agreement”) pursuant to which it issued and sold (i) $12,500,000 of 5.54% Senior Unsecured Notes, Series 2024A, due August 21, 2034 and (ii) $12,500,000 of 5.99% Senior Unsecured Notes, Series 2024B, due August 21, 2044 (collectively, the “Fitchburg Notes”);

4.

Granite State Gas Transmission, Inc. (“Granite State”), an interstate natural gas transmission pipeline subsidiary of the Company, entered into a Note Purchase Agreement with Metropolitan Life Insurance Company, Metlife Reinsurance Company of Hamilton, Ltd., and CoBank, ACB (the “Granite State Note Purchase Agreement”) pursuant to which it issued and sold $10,000,000 of 5.74% Senior Unsecured Notes, Series 2024, due August 21, 2034 (the “Granite State Notes”); and

5.

Unitil Energy Systems, Inc. (“Unitil Energy”), an electric distribution utility subsidiary of the Company, entered into (i) a Bond Purchase Agreement with U.S. Bank Trust Company, National Association (as trustee), Metlife Reinsurance Company of Hamilton, Ltd., The State Life Insurance Company, Mutual of Omaha Insurance Company, United of Omaha Life Insurance Company, and Companion Life Insurance Company (the “Unitil Energy Bond Purchase Agreement”) and (ii) a Seventeenth Supplemental Indenture with U.S. Bank Trust Company, National Association (as trustee) (the “Seventeenth Supplemental Indenture”) pursuant to which it issued and sold $40,000,000 of 5.69% First Mortgage Bonds, Series S, due August 21, 2054 (the “Unitil Energy Bonds”).

The Unitil Note Purchase Agreement and the Unitil Notes collectively contain customary representations and warranties, covenants and events of default for a transaction of this type. The Unitil Notes may or will become immediately due and payable upon an event of default, as described in the Unitil Note Purchase Agreement.

The Northern Utilities Note Purchase Agreement and the Northern Utilities Notes collectively contain customary representations and warranties, covenants and events of default for a transaction of this type. The Northern Utilities Notes may or will become immediately due and payable upon an event of default, as described in the Northern Utilities Note Purchase Agreement.

The Fitchburg Note Purchase Agreement and the Fitchburg Notes collectively contain customary representations and warranties, covenants and events of default for a transaction of this type. The Fitchburg Notes may or will become immediately due and payable upon an event of default, as described in the Fitchburg Note Purchase Agreement.

The Granite State Note Purchase Agreement and the Granite State Notes collectively contain customary representations and warranties, covenants and events of default for a transaction of this type. The Granite State Notes may or will become immediately due and payable upon an event of default, as described in the Granite State Note Purchase Agreement.

The Unitil Energy Bond Purchase Agreement, the Seventeenth Supplemental Indenture and the Unitil Energy Bonds (collectively, the “Unitil Energy Bond Documents”) collectively contain customary representations and warranties, covenants and events of default for a transaction of this type. The Unitil Energy Bonds may or will become immediately due and payable upon an event of default, as described in the Unitil Energy Bond Documents. The Unitil Energy Bond Documents also contain a “fall-away” structure whereby the collateral securing the Unitil Energy Bonds will be released after or simultaneously with the release of all collateral securing other bonds of Unitil Energy, subject to certain additional conditions described in the Unitil Energy Bond Purchase Agreement (the “Collateral Release”). The interest rate on the Unitil Energy Bonds will increase from 5.69% to 5.79% upon the Collateral Release (if any).

The foregoing summary of the Unitil Note Purchase Agreement and the Unitil Notes, the Northern Utilities Note Purchase Agreement and the Northern Utilities Notes, the Fitchburg Note Purchase Agreement and the Fitchburg Notes, the Granite State Note Purchase Agreement and the Granite Notes, and the Unitil Energy Bond Documents does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents, the executed copies or forms of which are attached hereto as exhibits to this Current Report on Form 8-K.

Certain of the purchasers of the Unitil Notes, Northern Utilities Notes, Fitchburg Notes, Granite States Notes, or Unitil Energy Bonds (or their affiliates) are holders of other indebtedness of the Company or its subsidiaries.

The Company plans to use the net proceeds from these long-term financings to make capital contributions to its utility subsidiaries, to refinance existing debt and for general corporate purposes. Northern Utilities, Fitchburg, Granite State and Unitil Energy plan to use the net proceeds from these long-term financings to refinance existing debt and for general corporate purposes.

The Company, Northern Utilities, Fitchburg, Granite State, and Unitil Energy offered the Unitil Notes, the Northern Utilities Notes, the Fitchburg Notes, the Granite State Notes, and the Unitil Energy Bonds, respectively, principally to institutional investors in an offering made pursuant to the exemption from registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (“Act”).

The Unitil Notes, the Northern Utilities Notes, the Fitchburg Notes, the Granite State Notes, and the Unitil Energy Bonds have not been and will not be registered under the Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

The Company intends this notice to comply with Rule 135c of the Act and, accordingly, this notice does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Unitil Note Purchase Agreement and a Unitil Note, the Northern Utilities Note Purchase Agreement and a Northern Utilities Note, the Fitchburg Note Purchase Agreement and a Fitchburg Note, the Granite State Note Purchase Agreement and a Granite State Note, and the Unitil Energy Bond Purchase Agreement, a Unitil Energy Bond and the Seventeenth Supplemental Indenture have been attached as exhibits to this Current Report on Form 8-K to provide investors with information regarding their terms. The representations, warranties and covenants contained in such documents were made only for purposes of such documents and as of specific dates, were solely for the benefit of the parties to such documents, and are subject to limitations agreed upon by the parties to such documents. Moreover, the representations and warranties contained in such documents were made for the purpose of allocating contractual risk between the parties to such documents instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to such documents that differ from those applicable to investors generally. Investors (other than the parties to such documents) are not third-party beneficiaries under such documents and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit	Reference (1)

4.1 (2)	Note Purchase Agreement dated August 21, 2024 by and among Unitil Corporation and the several purchasers named therein.	Filed herewith

4.2 (3)	5.99% Senior Note, Series 2024, due August 21, 2034, issued by Unitil Corporation to Metropolitan Tower Life Insurance Company.	Filed herewith

4.3 (2)	Note Purchase Agreement dated August 21, 2024 by and among Northern Utilities, Inc. and the several purchasers named therein.	Filed herewith

4.4 (3)	5.54% Senior Note, Series 2024A, due August 21, 2034, issued by Northern Utilities, Inc. to Metropolitan Life Insurance Company.	Filed herewith

4.5 (3)	5.74% Senior Note, Series 2024B, due August 21, 2039, issued by Northern Utilities, Inc. to Modern Woodmen of America.	Filed herewith

4.6 (2)	Note Purchase Agreement dated August 21, 2024 by and among Fitchburg Gas and Electric Light Company and the several purchasers named therein.	Filed herewith

4.7 (3)	5.54% Senior Note, Series 2024A, due August 21, 2034, issued by Fitchburg Gas and Electric Light Company to Metlife Reinsurance Company of Hamilton, Ltd.	Filed herewith

4.8 (3)	5.99% Senior Note, Series 2024B, due August 21, 2044, issued by Fitchburg Gas and Electric Light Company to Metlife Reinsurance Company of Hamilton, Ltd.	Filed herewith

4.9 (2)	Note Purchase Agreement dated August 21, 2024 by and among Granite State Gas Transmission, Inc. and the several purchasers named therein.	Filed herewith

4.10 (3)	5.74% Senior Note, Series 2024, due August 21, 2034, issued by Granite State Gas Transmission, Inc. to Metropolitan Life Insurance Company.	Filed herewith

4.11 (2)	Bond Purchase Agreement dated August 21, 2024 by and among Unitil Energy Systems, Inc., U.S. Bank Trust Company, National Association (as trustee), and the several purchasers named therein.	Filed herewith

4.12	Seventeenth Supplemental Indenture dated August 21, 2024 by and between Unitil Energy Systems, Inc. and U.S. Bank Trust Company, National Association (as trustee).	Filed herewith

4.13 (3)	First Mortgage Bond, Series S, 5.69%, due August 21, 2054, issued by Unitil Energy Systems, Inc. to Metlife Reinsurance Company of Hamilton, Ltd.	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed herewith

(1)

The exhibits referred to in this column by specific designations and dates have heretofore been filed with or furnished to the Securities and Exchange Commission under such designations and are hereby incorporated by reference.

(2)

In accordance with Item 601(a)(5) of Regulation S-K, this exhibit omits certain of its schedules and exhibits. This exhibit’s table of contents includes a brief description of the subject matter of all of its schedules and exhibits, including the omitted schedules and exhibits. The Registrant acknowledges that it must provide a copy of any omitted schedules or exhibits to the Securities and Exchange Commission or its staff upon request.

(3)

This note or bond is substantially identical in all material respects to other notes or bonds that are otherwise required to be filed as exhibits, except as to the registered payee of such note or bond, the identifying number of such note or bond, and the principal amount of such note or bond. In accordance with instruction no. 2 to Item 601 of Regulation S-K, the Registrant has filed a copy of only one of such notes or bonds, with a schedule identifying the other notes or bonds omitted and setting forth the material details in which such notes or bonds differ from the note or bond that was filed. The Registrant acknowledges that the Securities and Exchange Commission may at any time in its discretion require filing of copies of any notes or bonds so omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Daniel J. Hurstak
Daniel J. Hurstak
Senior Vice President, Chief Financial Officer and Treasurer

Date:	August 27, 2024